Exhibit 99.2

SECOND AMENDMENT

          SECOND AMENDMENT (this “Amendment”), dated as of July 7, 2003 to (i) the Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “L/C Agreement”), among Lucent Technologies Inc. (the “Borrower”), the banks from time to time parties thereto (the “L/C Banks”) and JPMorgan Chase Bank, as Administrative Agent and (ii) the External Sharing Debt Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “ESD Agreement”; together with the L/C Agreement, the “Credit Agreements”), among the Borrower, the banks from time to time parties thereto (the “ESD Banks”) and JPMorgan Chase Bank, as Administrative Agent.

     1.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements.

     2.     Amendment to the Credit Agreements. Section 7.02 of each Credit Agreement is hereby amended by deleting the portion of the table set forth therein relating to the periods set forth below and substituting in lieu thereof the following:

Fiscal Quarter
Ending On or About	Amount

June 30, 2003	$(52,000,000)
September 30, 2003	$116,000,000

     3.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date when the Administrative Agent shall have received this Amendment, duly executed and delivered by each of (i) the Borrower, (ii) the Required L/C Banks and (iii) the Required ESD Banks.

     4.     Continuing Effect of the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreements and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     5. Representations and Warranties. To induce the Administrative Agent and the Banks parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Banks that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III in each of the Credit Agreements are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     6.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

LUCENT TECHNOLOGIES INC., as the Borrower and as a Grantor

By:

Name:
Title:

JPMORGAN CHASE BANK, as the Administrative Agent, as an L/C Bank and as an ESD Bank

By:

Name:
Title:

CITIBANK, N.A., as an L/C Bank and as an ESD Bank

By:

Name:
Title:

HSBC BANK USA, as an L/C Bank and as an ESD Bank

By:

Name:
Title:

HSBC BANK FRANCE SA THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, TAIWAN, each as an L/C Bank and as an ESD Bank

	By:	HSBC BANK USA, as Attorney-in-Fact

By:

Name:
Title:

HSBC BANK plc HSBC BANK EGYPT S.A.E. HSBC BANK MIDDLE EAST THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW DELHI BRANCH THE SAUDI BRITISH BANK, each as an ESD Bank

By: HSBC BANK USA, as Attorney-in-Fact

By:

Name:
Title:

ACKNOWLEDGED AND AGREED:

LUCENT TECHNOLOGIES WORLD SERVICES INC., as a Grantor

By:

Name:
Title:

LUCENT TECHNOLOGIES INTERNATIONAL INC., as a Grantor

By:

Name:
Title:

ASCEND COMMUNICATIONS, INC., as a Grantor

By:

Name:
Title:

CHROMATIS NETWORKS INC., as a Grantor

By:

Name:
Title:

SPRING TIDE NETWORKS, INC., as a Grantor

By:

Name:
Title:

STRATUS COMPUTER, INC., as a Grantor

By:

Name:
Title:

AG COMMUNICATION SYSTEMS CORP., as a Grantor

By:

Name:
Title: